UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2025

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2025, the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AgEagle Aerial Systems Inc. (the “Company”) was held. Each proposal presented at the Annual Meeting is described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 30, 2025. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following five (5) director nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Grant Begley	641,732	80,099	4,344,332
L.B. Day	646,008	75,823	4,344,332
William Irby	643,600	78,231	4,344,332
Brent Klavon	643,159	78,672	4,344,332
Kevin Lowdermilk	641,384	80,447	4,344,332

2. Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”).

The compensation of the Company’s named executive officers was approved, on an advisory basis, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
561,064	137,348	23,419	4,344,332

3. Ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
4,755,273	111,303	199,587	0

4. Approval of an amendment to the 2017 Omnibus Equity Incentive Plan (the “Plan”).

The amendment to the Plan was not approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
345,857	263,969	112,005	4,344,332

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2025	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Alison Burgett
	Name:	Alison Burgett
	Title:	Chief Financial Officer